INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST      Two World Trade Center, New
York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Quality Municipal Investment Trust (IQT) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.

                            BOND YIELDS 1994-1997

                30-Year          30-Year
           Insured Municipal  U.S. Treasury
            Revenue Yields       Yields
Dec '93          5.4             6.34
                 5.4             6.24
                 5.8             6.66
                 6.4             7.09
                 6.35            7.32
                 6.25            7.43
Jun '94          6.5             7.61
                 6.25            7.39
                 6.3             7.45
                 6.55            7.81
                 6.75            7.96
                 7               8
Dec '94          6.75            7.88
                 6.4             7.7
                 6.15            7.44
                 6.15            7.43
                 6.2             7.34
                 5.8             6.66
Jun '95          6.1             6.62
                 6.1             6.86
                 6               6.66
                 5.95            6.48
                 5.75            6.33
                 5.5             6.14
Dec '95          5.35            5.94
                 5.4             6.03
                 5.8             6.46
                 5.85            6.66
                 5.95            6.89
                 6.05            6.99
Jun '96          5.9             6.89
                 5.85            6.97
                 5.9             7.11
                 5.7             6.93
                 5.65            6.64
                 5.5             6.35
Dec '96          5.6             6.63
                 5.7             6.79
                 5.65            6.8
                 5.9             7.1
                 5.75            6.94
                 5.65            6.91
Jun '97          5.6             6.78
                 5.3             6.3
                 5.5             6.61
                 5.4             6.4
                 5.35            6.15



          Insured Municipal Revenue
          Yields as a Percentage of
            U.S. Treasury Yields
Dec '93            85.17%
                   86.54%
                   87.09%
                   90.27%
                   86.75%
                   84.12%
Jun '94            85.41%
                   84.57%
                   84.56%
                   83.87%
                   84.80%
                   87.50%
Dec '94            85.66%
                   83.12%
                   82.66%
                   82.77%
                   84.47%
                   87.09%
Jun '95            92.15%
                   88.92%
                   90.08%
                   91.82%
                   90.84%
                   89.56%
Dec '95            90.07%
                   89.55%
                   86.69%
                   87.84%
                   86.36%
                   86.55%
Jun '96            85.63%
                   83.93%
                   82.98%
                   82.25%
                   85.09%
                   86.61%
Dec '96            84.46%
                   83.95%
                   83.08%
                   83.10%
                   82.85%
                   81.77%
Jun '97            82.60%
                   84.00%
                   83.00%
                   84.40%
                   86.90%

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value (NAV) improved from $15.18 to $15.50. Based on this NAV change plus reinvestment of tax-free dividends of $0.96 per share and taxable capital gains of $0.05 per share, the Trust's total NAV return was 9.38 percent. IQT's market price on the New York Stock Exchange moved from $14.625 to $15.3125 per share. Based on this change in market price plus reinvestment of dividends and distributions, the Trust's total market return was 12.16 percent. On October 31, 1997, IQT traded at a 1 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 declared in September remained unchanged at $0.08 per share. Over the past 12 months the level of undistributed net investment income increased from $0.032 to $0.058 per share.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

LARGEST SECTORS as of October 31, 1997
(% of Net Assets)

Mortgage               24%
Refunded               21%
IDR/PCR*                9%
Resource Recovery       7%
Transportation          7%
Electric                5%
Hospital                5%
All Others             22%

*Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.


CREDIT RATINGS as of October 31, 1997
(% of Total Long-Term Portfolio)

Aaa or AAA      51%
Aa or AA        25%
A or A          24%

As measured by Moody's Investor Service, Inc.
or Standard & Poor's Corp.

Portfolio structure is subject to change.



CALL STRUCTURE as of October 31, 1997
(% of Total Long-Term Portfolio)
Percent Callable

WEIGHTED AVERAGE
CALL PROTECTION: 5.4 YEARS

Years
Bonds
Callable
1999        3
2000        0
2001       63
2002        3
2003        6
2004        1
2005       11
2006        5
2007        3
2008        1
2009+       4

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO STRUCTURE

IQT remained fully invested in long-term municipal bonds during the period. Investments were diversified among 14 long-term sectors and 53 credits. The Trust's weighted average maturity was 20 years. The distribution of call dates in the portfolio produced 5 years of average weighted call protection. Throughout the fiscal year, high credit quality was maintained with 75 percent of its long-term holdings rated double or triple "A".

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.13 per share to common share earnings. Weekly ARPS yields ranged between 3.30 and 4.125 percent. Two ARPS series totaling $105 million and representing 27 percent of net assets were outstanding.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 1997, the Trust purchased and retired 102,900 shares of common stock at a weighted average market discount of 5.71 percent. The Trust may also utilize procedures to

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

RESULTS OF MEETINGS (unaudited)

                             *         *         *

On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

         Wayne E. Hedien
         For................................................................  13,092,185
         Withheld...........................................................     346,225

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For................................................................  12,491,069
         Against............................................................     347,092
         Abstain............................................................     600,249

On October 24, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Wayne E. Hedien
         For...............................................................  13,965,827
         Withheld..........................................................     522,972
         Dr. Manuel H. Johnson
         For...............................................................  13,967,264
         Withheld..........................................................     521,535
         John L. Schroeder
         For...............................................................  13,981,474
         Withheld..........................................................     507,325

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
  E. Nugent and Philip J. Purcell

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

         For................................................................  13,858,456
         Against............................................................     297,409
         Abstain............................................................     332,934

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS October 31, 1997

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.4%)
              General Obligation (4.4%)
$  2,000      Chicago, Illinois, Refg Ser 1995 B (FGIC)...............................     5.125%    01/01/25     $  1,916,460
  10,000      Chicago School Reform Board, Illinois, Dedicated Tax Ser 1997 (AMBAC)...     5.75      12/01/27       10,334,100
   4,705      Oregon, Veterans' Welfare Ser 75........................................     6.00      04/01/27        4,879,085
--------                                                                                                          ------------
  16,705                                                                                                            17,129,645
--------                                                                                                          ------------
              Educational Facilities Revenue (0.9%)
   3,480      Indiana University, Student Fee Ser K (MBIA)............................     5.875     08/01/20        3,611,718
--------                                                                                                          ------------
              Electric Revenue (5.1%)
   5,000      North Carolina Municipal Power Agency #1 Catawba Ser 1992...............     6.25      01/01/17        5,210,150
   5,000      South Carolina Public Service Authority, 1997 Refg Ser A (MBIA) (WI)....     5.00      01/01/29        4,742,900
   5,000      San Antonio, Texas, Electric & Gas Refg Ser 1994-A......................     5.00      02/01/14        4,896,150
   5,000      Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary FSA).......     5.00      07/01/21        4,766,300
--------                                                                                                          ------------
  20,000                                                                                                            19,615,500
--------                                                                                                          ------------
              Hospital Revenue (5.4%)
  10,000      Wichita, Kansas, CSJ Health System of Wichita Inc Ser 1991..............     7.00      11/15/18       10,875,300
   7,000      Massachusetts Health & Educational Facilities Authority, St Elizabeth's
               Hospital of Boston Ser D & E (FSA).....................................     6.70      08/15/21        7,604,170
   2,195      Charlotte-Mecklenburg Hospital Authority, North Carolina, Ser 1992......     6.25      01/01/20        2,354,072
--------                                                                                                          ------------
  19,195                                                                                                            20,833,542
--------                                                                                                          ------------
              Industrial Development/Pollution Control Revenue (9.3%)
   1,000      St Lucie County, Florida, Florida Power & Light Co Ser 1991 (AMT).......     7.15      02/01/23        1,081,250
   9,000      Hawaii Department Budget & Finance, Citizen Utilities Co 1991 Ser A & B
               (AMT)..................................................................     6.66      11/01/21        9,661,681
   5,000      Chicago, Illinois, Chicago-O'Hare Int'l Airport/ Lufthansa German
               Airlines Inc Ser 1990 (AMT)............................................     7.125     05/01/18        5,446,200
   2,000      Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995 Ser A..........     6.10      06/02/25        2,111,220
   4,000      New York State Energy Research & Development Authority, Brooklyn Union
               Gas Co 1991 Ser A & B (AMT)............................................     6.952     07/01/26        4,546,280
  12,000      Richland County, South Carolina, Union Camp Corp Ser 1991 B (AMT).......     7.125     09/01/21       13,087,200
--------                                                                                                          ------------
  33,000                                                                                                            35,933,831
--------                                                                                                          ------------
              Mortgage Revenue - Multi-Family (7.6%)
  10,000      Illinois Housing Development Authority, 1991 Ser A......................     8.25      07/01/16       10,756,900
  15,000      New Jersey Housing & Mortgage Finance Agency, Presidential Plaza at
               Newport-FHA Insured Mortgages Refg 1991 Ser 1..........................     7.00      05/01/30       16,208,100
   2,000      New York State Housing Finance Agency, 1996 Ser A Refg (FSA)............     6.10      11/01/15        2,109,460
--------                                                                                                          ------------
  27,000                                                                                                            29,074,460
--------                                                                                                          ------------
              Mortgage Revenue - Single Family (16.3%)
   2,245      Alaska Housing Finance Agency, Housing GNMA Collateralized 1990 Ser A
               Subser A-2.............................................................     7.05      06/01/25        2,384,392
   6,170      California Housing Finance Agency, Home 1991 Ser G (AMT)................     7.05      08/01/27        6,518,975
   9,940      Colorado Housing Finance Authority, Refg 1991 Ser A.....................     7.25      11/01/31       10,551,310

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
$  1,100      District of Columbia Housing Finance Agency, GNMA Collateralized Ser
               1990 B (AMT)...........................................................     7.10%     12/01/24     $  1,156,837
   4,635      Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)....................     7.25      11/15/19        4,876,901
   2,580      Michigan Housing Development Authority, 1991 Ser B......................     6.95      12/01/20        2,727,576
   8,600      Nebraska Investment Finance Authority, GNMA-Backed 1991 Ser A & B
               (AMT)..................................................................     7.025     09/15/23        9,093,984
   4,210      New Hampshire Housing Finance Authority, Residential 1991 Ser D (AMT)...     7.25      07/01/15        4,432,583
              Ohio Housing Finance Agency,
   5,200      GNMA-Backed Ser A 1& 2 (AMT)............................................     6.903     03/01/31        5,508,516
   2,000      Residential 1996 Ser B-2 (AMT)..........................................     6.10      09/01/28        2,093,160
   4,500      Tennessee Housing Development Agency, Homeownership Issue T (AMT).......     7.375     07/01/23        4,756,095
   5,000      Virginia Housing Development Authority, 1992 Ser A......................     7.15      01/01/33        5,263,300
   3,000      Wyoming Community Development Authority, Federally Insured/Gtd Loans
               1988 Ser G (AMT).......................................................     7.25      06/01/21        3,206,460
--------                                                                                                          ------------
  59,180                                                                                                            62,570,089
--------                                                                                                          ------------
              Nursing & Health Related Facilities Revenue (0.3%)
     940      New York State Medical Care Facilities Finance Agency, Mental Health
--------       1991 Ser C.............................................................     7.30      02/15/21        1,042,018
                                                                                                                  ------------
              Resource Recovery Revenue (7.1%)
   5,000      Northeast Maryland Waste Disposal Authority, Montgomery County Ser 1993
               A (AMT)................................................................     6.30      07/01/16        5,298,300
              Detroit Economic Development Corporation, Michigan,
   5,000       Ser 1991 A (AMT) (FSA).................................................     6.60      05/01/02        5,420,400
   5,000       Ser 1991 A (AMT) (FSA).................................................     6.875     05/01/09        5,425,450
  10,000      Montgomery County Industrial Development Authority, Pennsylvania, Ser
               1989...................................................................     7.50      01/01/12       10,997,600
--------                                                                                                          ------------
  25,000                                                                                                            27,141,750
--------                                                                                                          ------------
              Student Loan Revenue (3.6%)
  13,000      Pennsylvania Higher Education Assistance Agency, 1991 Ser A & B (AMT)
--------       (AMBAC)................................................................     6.854     09/01/26       13,954,200
                                                                                                                  ------------
              Transportation Facilities Revenue (7.3%)
  10,000      Hillsborough County Port District, Florida, Tampa Port Authority, Spl &
               Refg Ser 1995 (AMT) (FSA)..............................................     6.00      06/01/20       10,527,900
   4,000      Lee County, Florida, Ser 1995 (MBIA)....................................     5.75      10/01/22        4,137,240
   7,000      Hawaii, Airports Second Ser of 1991 (AMT)...............................     6.90      07/01/12        8,139,180
   5,000      Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)................     6.75      07/01/21        5,400,850
--------                                                                                                          ------------
  26,000                                                                                                            28,205,170
--------                                                                                                          ------------
              Water & Sewer Revenue (1.1%)
   4,000      Cleveland, Ohio, Waterworks Improvements Refg Ser H 1996 (MBIA).........     5.75      01/01/21        4,139,760
--------                                                                                                          ------------
              Other Revenue (8.0%)
  10,000      New York Local Government Assistance Corporation, Ser 1995 A............     6.00      04/01/24       10,573,900
  15,000      Emmaus General Authority, Pennsylvania, Local Government Ser 1988 H
               (FGIC).................................................................     7.00      05/15/18       16,323,450
   4,000      Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA).........     5.50      07/01/15        4,063,040
--------                                                                                                          ------------
  29,000                                                                                                            30,960,390
--------                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Refunded (21.0%)
$ 10,000      Massachusetts Health & Educational Facilities Authority, Brigham &
               Woman's
               Hospital Ser D.........................................................     6.75%     07/01/01++   $ 11,018,400
   5,000      Massachusetts Water Resources Authority, 1991 Ser A.....................     6.875     12/01/01++      5,585,250
   5,000      New York City Municipal Water Finance Authority, New York, 1991 Ser C...     7.375     06/15/01++      5,605,050
   5,000      New York Local Government Assistance Corporation, Ser 1991 C............     7.00      04/01/01++      5,543,050
   2,805      Charlotte-Mecklenburg Hospital Authority, North Carolina, Ser 1992......     6.25      01/01/02++      3,062,918
   9,000      Lorain County, Ohio, Humility of Mary Health Care Corp Ser 1991 B
               (ETM)..................................................................     7.20      12/15/11       10,265,490
  10,000      Middleburg Heights, Ohio, Southwest General Hospital Ser 1991...........     7.20      08/15/01++     11,207,000
   6,000      Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991 (AMBAC) (ETM).....     6.75      05/15/20        6,542,700
  10,000      Seattle, Washington, Drainage & Wastewater Utility 1990.................     7.125     12/01/99++     10,798,200
  10,000      Washington Public Power Supply System, Proj #1 Refg Ser 1991 A..........     6.875     07/01/01++     11,053,200
--------                                                                                                          ------------
  72,805                                                                                                            80,681,258
--------                                                                                                          ------------
 349,305      TOTAL MUNICIPAL BONDS (Identified Cost $347,394,921)...........................................      374,893,331
--------                                                                                                          ------------
              SHORT TERM MUNICIPAL OBLIGATIONS (2.0%)
   1,400      St Charles Parish, Louisiana, Shell Oil Co Ser 1995 (Demand 11/03/97)...     4.00*     10/01/25        1,400,000
   3,800      Massachusetts Health & Educational Facilities Authority, Capital Asset
               Ser D (MBIA) (Demand 11/03/97).........................................     3.85*     01/01/35        3,800,000
   2,300      Missouri Health & Educational Facilities Authority, Washington
               University Ser 1996 D (Demand 11/03/97)................................     4.10*     02/01/30        2,300,000
--------                                                                                                          ------------
   7,500      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $7,500,000)............................        7,500,000
--------                                                                                                          ------------
$356,805      TOTAL INVESTMENTS (Identified Cost $354,894,921) (a)..................................    99.4%
========                                                                                                           382,393,331

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    0.6        2,379,403
                                                                                                         ----     ------------
              NET ASSETS.............................................................................  100.0%     $384,772,734
                                                                                                       ======     ============


---------------------

     AMT      Alternative Minimum Tax.
     ETM      Escrowed to maturity.
      WI      Security purchased on a when issued basis.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $27,520,454 and aggregate gross unrealized depreciation is $22,044, resulting in net unrealized appreciation of $27,498,410.
Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1997

Alaska...................  0.6%
California...............  1.7
Colorado.................  2.7
District of Columbia.....  0.3
Florida..................  4.1
Hawaii...................  4.6
Illinois.................  7.9
Indiana..................  0.9
Kansas...................  2.8
Louisiana................  0.4
Maine....................  1.3
Maryland.................  1.4
Massachusetts............  7.3
Michigan.................  3.5
Missouri.................  0.6
Nebraska.................  2.4
New Hamphire.............  1.2
New Jersey...............  4.2
New York.................  7.6
North Carolina...........  2.8
Ohio.....................  8.6
Oregon...................  1.4
Pennsylvania............. 10.7
South Carolina...........  4.6
Tennessee................  1.3
Texas....................  3.7
Utah.....................  2.9
Virginia.................  1.4
Washington...............  5.7
Wyoming..................  0.8
                          ----

Total.................... 99.4%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
ASSETS:
Investments in securities, at value
 (identified cost $354,894,921).......................................    $382,393,331
Cash..................................................................         363,591
Receivable for:
    Interest..........................................................       6,855,657
    Investment sold...................................................         200,000
Prepaid expenses and other assets.....................................         121,239
                                                                          ------------

    TOTAL ASSETS......................................................     389,933,818
                                                                          ------------

LIABILITIES:
Payable for:
    Investment purchased..............................................       4,789,056
    Investment management fee.........................................         128,888
    Dividends to preferred shareholders...............................         119,616
Accrued expenses......................................................         123,524
                                                                          ------------

    TOTAL LIABILITIES.................................................       5,161,084
                                                                          ------------

    NET ASSETS........................................................    $384,772,734
                                                                          ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 2,100 shares outstanding).......    $105,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 18,049,013 shares outstanding).......................     251,024,923
Net unrealized appreciation...........................................      27,498,410
Accumulated undistributed net investment income.......................       1,054,114
Accumulated undistributed net realized gain...........................         195,287
                                                                          ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     279,772,734
                                                                          ------------

    TOTAL NET ASSETS..................................................    $384,772,734
                                                                          ============

NET ASSET VALUE PER COMMON SHARE
 ($279,772,734 divided by 18,049,013 common shares outstanding).......          $15.50
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
For the year ended October 31, 1997
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $23,705,950
                                                                           -----------

EXPENSES
Investment management fee..............................................      1,331,551
Auction commission fees................................................        306,600
Professional fees......................................................        103,469
Transfer agent fees and expenses.......................................         71,128
Shareholder reports and notices........................................         45,820
Registration fees......................................................         25,041
Auction agent fees.....................................................         17,442
Custodian fees.........................................................         15,750
Trustees' fees and expenses............................................         13,684
Other..................................................................         27,165
                                                                           -----------

    TOTAL EXPENSES.....................................................      1,957,650
Less: expense offset...................................................        (15,666)
                                                                           -----------

    NET EXPENSES.......................................................      1,941,984
                                                                           -----------

    NET INVESTMENT INCOME..............................................     21,763,966
                                                                           -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................        195,281
Net change in unrealized appreciation..................................      6,054,065
                                                                           -----------

    NET GAIN...........................................................      6,249,346
                                                                           -----------

NET INCREASE...........................................................    $28,013,312
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE YEAR         FOR THE YEAR
                                                              ENDED                ENDED
                                                         OCTOBER 31, 1997     OCTOBER 31, 1996
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................      $ 21,763,966         $ 21,950,197
Net realized gain....................................           195,281              964,359
Net change in unrealized appreciation................         6,054,065               38,946
                                                           ------------         ------------

    NET INCREASE.....................................        28,013,312           22,953,502
                                                           ------------         ------------

Dividends to preferred shareholders from net
 investment income...................................        (3,950,695)          (3,965,633)
                                                           ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................       (17,354,713)         (18,527,196)
Net realized gain....................................          (964,357)          (3,012,944)
                                                           ------------         ------------

    TOTAL............................................       (18,319,070)         (21,540,140)
                                                           ------------         ------------

Decrease from transactions in common shares of
 beneficial interest.................................        (1,458,787)            (879,600)
                                                           ------------         ------------

    NET INCREASE (DECREASE)..........................         4,284,760           (3,431,871)
NET ASSETS:
Beginning of period..................................       380,487,974          383,919,845
                                                           ------------         ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,054,114 and $595,556, respectively)...........      $384,772,734         $380,487,974
                                                           ============         ============

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $18,876,000 and $21,745,082, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $5,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

Trustees' fees and expenses in the Statement of Operations amounted to $4,156. At October 31, 1997, the Trust had an accrued pension liability of $37,070 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                          AMOUNT                    RESET           RANGE OF
SERIES     SHARES*     IN THOUSANDS*     RATE*       DATE       DIVIDEND RATES**
-------    -------     -------------     -----     --------     ----------------
   A        1,400         $70,000        3.70%     11/15/97      3.30% - 4.125%
   B          700          35,000        3.78      9/04/98       3.78  - 3.885

---------------------
 *  As of October 31, 1997.
** For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997 the Trust paid dividends to Series A and B at rates ranging from 3.58% to 3.79% in the aggregate amount of $349,713.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, October 31, 1995.......................................................    18,212,813     $182,128      $253,181,182
Treasury shares purchased and retired (weighted average discount 5.61%)*........       (60,900)        (609)         (878,991)
                                                                                    ----------     --------      ------------
Balance, October 31, 1996.......................................................    18,151,913      181,519       252,302,191
Treasury shares purchased and retired (weighted average discount 5.71%)*........      (102,900)      (1,029)       (1,457,758)
                                                                                    ----------     --------      ------------
Balance, October 31, 1997.......................................................    18,049,013     $180,490      $250,844,433
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

 AMOUNT            RECORD               PAYABLE
PER SHARE           DATE                  DATE
---------     ----------------     -----------------
  $0.08       November 7, 1997     November 21, 1997
  $0.08       December 5, 1997     December 19, 1997

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE YEAR ENDED OCTOBER 31*
                                                                     ------------------------------------------------------------
                                                                       1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................    $  15.18     $  15.31     $  14.09     $  16.53     $  14.51
                                                                      -------      -------      -------       ------      -------
Net investment income............................................        1.20         1.21         1.22         1.35         1.42
Net realized and unrealized gain (loss)..........................        0.34         0.06         1.30        (2.34)        2.05
                                                                      -------      -------      -------       ------      -------
Total from investment operations.................................        1.54         1.27         2.52        (0.99)        3.47
                                                                      -------      -------      -------       ------      -------
Less dividends and distributions from:
   Net investment income.........................................       (0.96)       (1.02)       (1.08)       (1.23)       (1.23)
   Common share equivalent of dividends paid to preferred
    shareholders.................................................       (0.22)       (0.22)       (0.22)       (0.22)       (0.22)
   Net realized gain.............................................       (0.05)       (0.16)          --           --           --
                                                                      -------      -------      -------       ------      -------
Total dividends and distributions................................       (1.23)       (1.40)       (1.30)       (1.45)       (1.45)
                                                                      -------      -------      -------       ------      -------
Anti-dilutive effect of acquiring treasury shares................        0.01           --           --           --           --
                                                                      -------      -------      -------       ------      -------
Net asset value, end of period...................................    $  15.50     $  15.18     $  15.31     $  14.09     $  16.53
                                                                      =======      =======      =======       ======      =======
Market value, end of period......................................    $ 15.313     $ 14.625     $ 14.625     $  12.75     $ 16.625
                                                                      =======      =======      =======       ======      =======
TOTAL INVESTMENT RETURN+.........................................       12.16%        8.44%       23.76%      (16.77)%      19.68%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses...................................................        0.71%        0.72%        0.74%        0.82%        0.81%
Net investment income before preferred stock dividends...........        7.93%        8.02%        8.31%        8.80%        9.05%
Preferred stock dividends........................................        1.44%        1.45%        1.50%        1.40%        1.38%
Net investment income available to common shareholders...........        6.49%        6.57%        6.81%        7.40%        7.67%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $384,773     $380,488     $383,920     $379,886     $447,578
Asset coverage on preferred shares at end of period..............         366%         362%         365%         316%         320%
Portfolio turnover rate..........................................           5%           7%          12%          10%           3%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Investment Trust (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1997

      --------------------------------------------------------------------
                      1997 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1997, the Trust paid the following per share amounts from tax-exempt income: $0.96 to common shareholders, $1,746 to Series A preferred shareholders and $1,893 to Series B preferred shareholders. For the year ended October 31, 1997, the Trust paid the following per share amounts from long-term capital gains, $0.04 to common shareholders, $86 to Series A preferred shareholders' and $82 to Series B preferred shareholders.

TRUSTEES
-----------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James E. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




INTERCAPITAL
QUALITY
MUNICIPAL
INVESTMENT
TRUST


ANNUAL REPORT
OCTOBER 31, 1997